EXHIBIT D

                             GUARANTY OF PAYMENT

     This GUARANTY OF PAYMENT (as the same may from time to time be amended, restated, supplemented or otherwise modified, this "Guaranty") is entered into as of October 24, 2005 by each of the undersigned and any other Person, as defined in the Credit Agreement, as hereinafter defined, that becomes a party hereto by joinder supplement or otherwise after the date hereof (collectively, "Guarantors" and, individually, "Guarantor"), in favor of KEYBANK NATIONAL ASSOCIATION (the "Lender").

                                  Recitals:

     A. DIALYSIS CORPORATION OF AMERICA, a Florida corporation (together with its successors and assigns, "Borrower"), is entering into the Credit Agreement, dated as of the date hereof (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement"; except as specifically defined herein, capitalized terms used herein that are defined in the Credit Agreement have the respective meanings ascribed to such terms in the Credit Agreement), by and between Borrower and the Lender.

     B. Each Guarantor is a Subsidiary of Borrower whose financing is provided by the Loans and each Guarantor deems it to be in its direct business interests that Borrower obtain from the Lender the Revolving Commitment and the Loans provided for in the Credit Agreement.

     C. Each Guarantor understands that the Lender is willing to enter into the Credit Agreement with Borrower only upon certain terms and conditions, one of which is that the Guarantors guarantee the payment of the Obligations and this Guaranty is being executed and delivered in consideration of the Lender entering into the Credit Agreement and for other valuable considerations.

                                  Agreement:

     In consideration of the premises and the covenants hereinafter contained, each of the Guarantors agrees as follows:

     Section 1. Guaranty.  Each Guarantor, jointly and severally, hereby
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absolutely and unconditionally guarantees the prompt payment in full of all of the Obligations, as and when the respective parts thereof become due and payable (whether at the stated maturity, by acceleration or otherwise). If the Obligations, or any part thereof, is not paid in full when due and payable (whether at the stated maturity, by acceleration or otherwise), the Lender, in each case, has the right to proceed directly against any Guarantor under this Guaranty to collect the payment in full of the Obligations, regardless of whether the Lender, has theretofore proceeded or is proceeding against Borrower or any other Guarantor. The Lender, in its sole discretion, may proceed against Borrower or any Guarantor, and may exercise each right, power or privilege that the Lender may then have, either simultaneously or separately, and, in any event, at such time or times and as often and in such order as the Lender, in its sole discretion, may from time to time deem expedient to collect the payment in full of the Obligations.

     Section 2. Payments Conditional.  Whenever the Lender credits any
                --------------------
payment to the Obligations or any part thereof, whatever the source or form of payment, the credit shall be conditional as to each Guarantor unless and until the payment is final and valid as to all the world. Without limiting the generality of the foregoing, each Guarantor agrees that if any check or other instrument so applied is

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dishonored by the drawer or any party thereto, the Lender, in each case, may reverse any entry relating thereto on its books and such Guarantor shall remain liable therefor, even if the Lender may no longer have in its possession any evidence of the Obligations to which the payment in question was applied.

     Section 3. Guarantors' Obligations Absolute and Unconditional.
                --------------------------------------------------
Regardless of the duration of time, regardless of whether Borrower may from time to time cease to be indebted to the Lender and irrespective of any act, omission or course of dealing whatever on the part of the Lender, each Guarantor's liabilities and other obligations under this Guaranty shall remain in full effect until the payment in full of the Obligations. Without limiting the generality of the foregoing:

     (a) the Lender shall not at any time be under any duty to any Guarantor to grant any financial accommodation to Borrower, irrespective of any duty or commitment of the Lender to Borrower, or to follow or direct the application of the proceeds of any such financial accommodation;

     (b) each Guarantor waives (i) notice of the granting of any Loan to Borrower or the incurring of any other indebtedness by Borrower or the terms and conditions thereof, (ii) presentment, demand for payment and notice of dishonor of the Obligations or any part thereof, or any other indebtedness incurred by Borrower to the Lender, (iii) notice of any indulgence granted to any Borrower or any Guarantor, and (iv) any other notice to which such Guarantor might, but for this waiver, be entitled;

     (c) the Lender, in its sole discretion, may, without any prejudice to its rights under this Guaranty, at any time or times, without notice to or the consent of any Guarantor, (i) grant Borrower whatever financial accommodations that the Lender may from time to time deem advisable, even if Borrower might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder, (ii) assent to any renewal, extension, consolidation or refinancing of the Obligations, or any part thereof, (iii) forbear from demanding security, if the Lender has the right to do so, (iv) release Borrower or any Guarantor, irrespective of the consideration, if any, received therefor, (v) grant any waiver or consent or forbear from exercising any right, power or privilege that the Lender may have or acquire, (vi) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Obligations or pursuant to which any Obligations are created, (vii) grant any other indulgence to Borrower or any Guarantor, (viii) accept Borrower or any other Guarantor upon the Obligations or any part thereof, and (ix) fail, neglect or omit in any way to realize upon any Collateral or to protect the Obligations or any part thereof;

     (d) each Guarantor's liabilities and other obligations under this Guaranty shall survive any dissolution of such Guarantor; and

     (e) each Guarantor's liabilities and other obligations under this Guaranty are absolute and unconditional irrespective of any lack of validity or enforceability of the Credit Agreement, the Note, any Related Writing or any other agreement, instrument or document evidencing the Loans or related thereto, or any other defense available to such Guarantor in respect of this Guaranty.

     Section 4. Representations and Warranties.  Each Guarantor represents
                ------------------------------
and warrants to the Lender that (a) such Guarantor is a duly organized or formed and validly existing entity, in good standing or full force and effect under the laws of the state of its incorporation or formation, and is qualified to do business in each state where a failure to so qualify would have a Material Adverse Effect; (b) such Guarantor has legal power and right to execute and deliver this Guaranty and to perform and observe the provisions hereof; (c) the officer(s) executing and delivering this Guaranty on behalf of such Guarantor have been duly authorized to do so, and this Guaranty, when executed, is legal and binding upon such Guarantor in every respect; (d) except for matters described or referenced in the Credit Agreement or any

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schedule thereto, no litigation or proceeding is pending or threatened against such Guarantor before any court or any administrative agency that, in such Guarantor's opinion, after consultation with such Guarantor's counsel, is reasonably expected to have a material adverse effect on such Guarantor;
(e) such Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Lender; (f) such Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will such Guarantor be rendered insolvent by the execution and delivery of this Guaranty to the Lender; (g) such Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by such Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Lender incurred hereunder; and (h) such Guarantor does not intend to, nor does such Guarantor believe that it will, incur debts beyond its ability to pay such debts as they mature.

     Section 5. Incorporation of Credit Agreement. Each Guarantor agrees that
                ---------------------------------
all representations, warranties, and covenants contained in the Credit Agreement that are applicable to such Guarantor as a Company and/or Subsidiary thereunder are specifically incorporated herein as if such statements were made by such Guarantor herein.

     Section 6. Subordination.
                -------------

     (a) Any Indebtedness of Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of Borrower to the Lender; and such Indebtedness of Borrower to any Guarantor, if the Lender, after an Event of Default has occurred so requests, shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender, on account of the Indebtedness of Borrower to the Lender, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any Indebtedness of Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

     (b) If and to the extent that any Guarantor makes any payment to the Lender or to any other person pursuant to or in respect of this Guaranty, any reimbursement, indemnification, contribution or similar claim that such Guarantor may have against Borrower or any other Guarantor by reason thereof shall be subject and subordinate to the prior termination of the Revolving Commitment and indefeasible payment in full of all Obligations owed to the Lender.

     Section 7. Subrogation Rights.  Until such time as the Obligations have
                ------------------
been paid in full in cash and otherwise fully performed and the Revolving Commitment under the Credit Agreement has been terminated, each Guarantor hereby irrevocably waives all rights of subrogation that it may at any time otherwise have as a result of this Guaranty (whether contractual, under section 509 of the Bankruptcy Code, or otherwise) to the claims of the Lender against Borrower, any other Guarantor or any other guarantor of or surety for the Obligations.

     Section 8. Notices.
                -------

     (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

        (i) if to any Guarantor, to it at c/o Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, Maryland, Attention:
President (Facsimile No. 410-694-0596); and

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        (ii) if to the Lender, to it at 127 Public Square, Cleveland, Ohio
44114, Attention: Corporate Banking (Facsimile No. 216-689-8329).

     (b) Notices and communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent and receipt has been confirmed by telephone.

     (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to each of the other parties hereto in accordance with Section 8(a).

     Section 9. Miscellaneous.  This Guaranty binds each Guarantor and its
                -------------
successors and assigns and inures to the benefit of the Lender and its successors and assigns, including, without limitation, each holder of any Note evidencing any Obligations. If, at any time, one or more provisions of this Guaranty is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. This Guaranty constitutes a final written expression of all of the terms of this Guaranty, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof. The relationship between (a) the Guarantors and (b) the Lender with respect to this Guaranty is solely that of debtor and creditors, respectively, and the Lender has no fiduciary obligation toward any Guarantor with respect to this Guaranty or the transactions contemplated hereby. The captions herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Guaranty.

     Section 10. Contribution Among Guarantors.  Each Guarantor, in addition
                 -----------------------------
to the subrogation rights it shall have against Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among the same based on their respective net fair value as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Obligations (and such Guarantor's obligations in respect thereof).

     Section 11. Solvency.  Each Guarantor represents and warrants to the
                 --------
Lender that as of the date such Guarantor has become a party to this Guaranty, (a) such Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Lender under this Guaranty and the other Loan Documents to which such Guarantor is a party; (b) such Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (c) such Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (d) such Guarantor is not entering into the Loan Documents to which it is a party with the intent to hinder, delay or defraud its creditors.

     Section 12. Full Recourse Obligations; Effect of Fraudulent Transfer
                 -------------------------------------------------------
Laws, etc.  It is the desire and intent of each Guarantor and Lender that
---------
this Guaranty shall be enforced as a full recourse obligation of each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

     Section 13. Payments Net of Taxes.  All payments on account of
                 ---------------------
principal, if any, interest and other fees and amounts payable hereunder shall be made without set-off or counterclaim and, unless otherwise required by law, shall be made free and clear of and without deduction for withholding tax or similar tax, present or future, imposed by any taxing authority in any jurisdiction (a "Tax"). If any Guarantor shall be required to withhold or pay any Tax, it shall make the required withholding and payment in accordance with and within the time allowed by law, and shall nonetheless pay to the Lender such additional amounts as shall be necessary to cause the Lender actually to receive in full all amounts (after taking account of any further deduction or withholding that is required to be made as a consequence of the payment of such additional amounts) on account of principal and interest or other fees or amounts owing to it hereunder, as if such Tax had not been paid. As soon as practicable after the date that any Tax shall become due and payable, (i) each Guarantor shall give to the Lender the original or a copy of a receipt for the payment of the Tax, or, if such receipts are not issued by or received from the taxing authority to which the Tax was paid, a certificate of an officer of such Guarantor, confirming the date and amount of the payment so made and reasonable details of the calculation of the amount due; and (ii) each Guarantor shall indemnify and save the Lender harmless from and against any claim, liability, loss, cost, expense (including without limitation legal, accounting and other professional fees, and interest and penalty charges or fines imposed by any taxing authority in respect of or arising from non-payment of such Tax) to which the Lender may be exposed or that it may incur, by reason of any Guarantor's failure to make punctual payment of any amount required to be paid to a taxing authority pursuant to this Section.

     Section 14. Obligations and Agreement Independent.  The obligations of
                 -------------------------------------
each Guarantor under this Guaranty are independent of the obligations of any other Guarantor, and a separate action or actions may be brought and prosecuted against any Guarantor whether any action is brought against any other Guarantor and whether any other Guarantor is joined in any such action. This Guaranty shall be construed as a separate agreement with respect to each of the Guarantors and may be amended, modified, supplemented, waived, or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     Section 15. Release of Guarantors. If at any time all or a portion of
                 ---------------------
the equity interests of a Guarantor are sold or transferred in accordance with the Credit Agreement, Borrower or such Guarantor shall deliver notice to Lender of such sale or transfer and request that such Guarantor be released from its obligations under this Guaranty. Upon receipt of such notice by Lender, Lender shall promptly release such Guarantor from its obligations under this Guaranty and, if requested by Borrower or such Guarantor, shall execute and deliver to Borrower and such Guarantor written confirmation thereof, all at the reasonable expense of Borrower and/or such Guarantor. From and after release, such released Guarantor shall no longer be deemed a Guarantor or Credit Party under any of the Loan Documents.

     Section 16. Governing Law; Submission to Jurisdiction.  The provisions
                 -----------------------------------------
of this Guaranty and the respective rights and duties of each Guarantor and the Lender hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. Each Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Guaranty, any Loan Document or any Related Writing, and such Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Each Guarantor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Each Guarantor agrees that a final, nonappealable judgment in any such

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action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     Section 17. JURY TRIAL WAIVER.  THE GUARANTORS EACH WAIVE ANY RIGHT TO
                 -----------------
HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG BORROWER, THE GUARANTORS AND THE LENDER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY, ANY RELATED WRITINGS, OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

                [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, each Guarantor has executed and delivered this
Guaranty in favor of the Lender as of the date first written above.

                                       DCA Medical Services, Inc.
                                       DCA of Adel, LLC
                                       DCA of Calhoun, LLC
                                       DCA of Central Valdosta, LLC
                                       DCA of Fitzgerald, LLC
                                       DCA of Hawkinsville, LLC
                                       DCA of So. Ga., LLC
                                       DCA of Royston, LLC
                                       DCA of Rockville, LLC
                                       DCA of Norwood, LLC
                                       DCA of Lemoyne, Inc.
                                       DCA of Mechanicsburg, LLC
                                       DCA of Wellsboro, Inc.
                                       Keystone Kidney Care, Inc.
                                       DCA of Warsaw, LLC
                                       DCA of Aiken, LLC
                                       DCA of Aiken II, LLC
                                       DCA of Barnwell, LLC
                                       DCA of Edgefield, LLC

                                          /s/ Stephen W. Everett
                                       By:-----------------------------------
                                          Name: Stephen W. Everett
                                          Title: President of each of the
                                                 foregoing Guarantors